Exhibit 10.2

AMENDMENT N° 23

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

Iridium Satellite LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

PREAMBLE

This Amendment N° 23 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium NEXT System, as amended, (the “Contract”) is entered into on this 30th day of January, 2015 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, Purchaser’s customer wishes to have an Auxiliary Component designated as “[***]” integrated on a certain number of Satellites; and

WHEREAS, Contractor provided a proposal to Purchaser for the engineering work and Satellite panel modification necessary to facilitate the integration of [***] on the Satellites; and

WHEREAS, Purchaser issued a letter, dated August 20, 2014, authorizing Contractor to proceed with engineering work and Satellite panel modification necessary to integrate [***] on the Satellites, which is superseded by this Amendment; and.

WHEREAS, the Parties have reached agreement on the total price, milestone payment schedule for certain [***]; and

WHEREAS, Purchaser and Contractor have engaged in discussions relating to other changes the Parties would like to incorporate in the Contract and related documents; and

WHEREAS, the Parties now desire to amend Articles 4 and 35, and Exhibit D of the Contract in accordance with the terms and conditions provided for in the Amendment.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1: Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract or any amendments thereto, as the case may be.

Article 2: The Parties have agreed to update [***] by approval of Change Control Request 058 Rev A, dated August 11, 2014.

Article 3: The Parties have agreed to update [***] by approval of Change Control Request 061, dated February 12, 2014.

Article 4: The Parties have agreed to update [***] by approval of Change Control Request 062, dated February 18, 2014.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy      Iridium / Thales Alenia Space Confidential & Proprietary

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Article 5: The Parties have agreed to implement the [***] set forth in Change Control Request 68, dated January 4, 2014, amended by Iridium letter dated August 21, 2014, as approved by the Parties.

Article 6: The Parties have agreed to modify the test cases for [***] by approval of Change Control Request 071, dated July 5, 2014. As a consequence, the [***] is extended by one week and the completion of [***] is delayed by the same duration. Notwithstanding the foregoing sentence, said delay shall have no effect on the Launch date for the second (2nd) Satellite Batch.

Article 7: The Parties have agreed to incorporate Revision 2-4 of the [***] by approval of Change Control Request 082, dated October 10, 2014.

Article 8: The SOW will be revised to reflect Contractor letter TAS-14-CI/DCE-102, dated July 15, 2014 and related presentation titled “[***], dated January 8, 2015, including “[***] (25 Nov 2014)” and agreements made in the Toulouse workshop documented in “Minutes of Meeting [***] (13 Jan 2015)”.

Article 9: The Base Contract Price set forth in Article 4.1 of the Contract is hereby increased by the amount of [***] U.S. Dollars (US$[***]) to a new Base Contract Price of no more than [***] U.S. Dollars (US$[***]).

Article 10: The date of “[***]” set forth in the first (1st) sentence of the second paragraph in Article 21.1.1 is hereby deleted and replaced in its entirety by the date “[***]”.

Article 11: Article 35.5(ii) of the Contract is hereby deleted and replaced in its entirety with the following:

“(ii) Period of Performance. Purchaser may exercise CLIN 003a by providing written notice to Contractor no later than [***].”

Article 12: Table 35.5a of the Contract is hereby deleted and replaced in its entirety with the following table.

[***] Price [***]		[***] Price [***]		[***] Price [***]
US$ Share	€ Share	US$ Share	€ Share	US$ Share	€ Share
[***]	[***]	[***]	[***]	[***]	[***]

Article 13: Table 35.5b of the Contract is hereby deleted and replaced in its entirety with the following table.

Year of Order	[***] Price [***]		[***] Price [***]		[***] Price [for a Batch of 9 Satellites]
	$ Share	€ Share	$ Share	€ Share	$ Share	€ Share
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy      Iridium / Thales Alenia Space Confidential & Proprietary

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Article 14: The Example of [***] set forth in Article 35.5(iii)(c) are hereby deleted and replaced in their entirety by the following:

“(1) [***] price for [***] =

[***] plus [***]

(2) [***] price for [***] = [***] plus [***]

(3) [***] price for [***] will be the sum of (1) and (2) = [***] plus [***]

(4) The [***] price in (3) replaces the [***] price applicable to [***] exercised under CLIN 002B = [***] plus [***]

Article 15: Milestones [***] and [***] set forth in the Payment Plan are hereby deleted and replaced in their entirety by the following payment amounts.

[***]

Article 16: Exhibit D of the Contract is hereby revised to add the following separate milestone payment schedule applicable to [***].

[***]

Article 17: This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 18: All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC	THALES ALENIA SPACE FRANCE

/s/ S. Scott Smith	/s/ Bertrand Maureau

S. Scott Smith	Bertrand Maureau

Chief Operating Officer	Vice President
Telecommunications Business Line

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy        Iridium / Thales Alenia Space Confidential & Proprietary

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